UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 3, 2008
Dr Pepper Snapple Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices, including zip code)
(972) 673-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 7.01 Regulation FD Disclosure.
On September 3, 2008, Dr Pepper Snapple Group, Inc. (the “Company”) issued a press release announcing that it will be reconfirming its full year fiscal guidance for fiscal year 2008 at Lehman Brothers Second Annual Back-to-School Conference in Boston to held on that date. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release includes certain non-generally accepted accounting principles (“GAAP”) financial measures. Reconciliations to the most directly comparable GAAP financial measures are attached to this Current Report on Form 8-K as Exhibit 99.2 and will be posted to the Company’s website at http://www.drpeppersnapple.com.
The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibits 99.1 and 99.2 referenced below and the information set forth therein is deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Dr Pepper Snapple Group, Inc. Press Release dated September 3, 2008 — “Dr Pepper Snapple Group to Reconfirm Guidance at Lehman Brothers Second Annual Back-to- School Consumer Conference”.
99.2	“Reconciliation of GAAP and non-GAAP Information”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: September 3, 2008
By:	/s/James L. Baldwin, Jr.
	Name:	James L. Baldwin, Jr.
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Dr Pepper Snapple Group, Inc. Press Release dated September 3, 2008 — “Dr Pepper Snapple Group to Reconfirm Guidance at Lehman Brothers Second Annual Back-to- School Consumer Conference”.
99.2	“Reconciliation of GAAP and non-GAAP Information”.

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